[USAA                    USAA EXTENDED MARKET INDEX FUND
EAGLE                   SUPPLEMENT DATED AUGUST 15, 2008
LOGO (R)]                   TO THE FUND'S PROSPECTUS
                                DATED MAY 1, 2008


On June 30, 2008, Dow Jones Indexes and Wilshire Associates finalized a conversion of the Dow Jones Wilshire 4500 Completion Index changing from a full-cap weighting to float-adjusted weighting. As a result of this conversion, any reference to Full Cap in the following language on page 2 of the Fund's prospectus has been deleted and the language now should read as follows:

WHAT IS THE DOW JONES WILSHIRE 4500 COMPLETION INDEX?

The Dow Jones Wilshire 4500 Completion IndexSM (Dow Jones Wilshire 4500 Index), created on December 31, 1983, is a market capitalization-weighted index of approximately 4,500 U.S. equity securities. It measures the performance of all small- and mid-cap stocks regularly traded on the American and New York Stock exchanges and the Nasdaq over-the-counter market. The Dow Jones Wilshire 4500 Index includes all the stocks in the Dow Jones Wilshire 5000 IndexSM except for stocks included in the S&P 500 Index. See ADDITIONAL INFORMATION ON THE DOW JONES WILSHIRE 4500 INDEX on page 16 for further information.

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